Exhibit 21.1
NOBLE CORPORATION SUBSIDIARIES (as of December 31, 2009)

SUBSIDIARY NAME	INCORPORATED OR ORGANIZED IN:
Noble Services (Switzerland) LLC (1)	Switzerland
Noble Corporation (Cayman) (1)	Cayman Islands
Noble Financing Services Limited (1)	Cayman Islands
Noble Aviation LLC (2)	Switzerland
Noble NDC Holding (Cyprus) Limited (3)	Cyprus
Noble Holding International (Luxembourg NHIL) S.à r.l (3)	Luxembourg
Noble Holding International (Luxembourg) S.à r.l (3)	Luxembourg
Noble Drilling (Luxembourg) S.à r.l (4)	Luxembourg
Noble Holding SCS (5)	Luxembourg
Noble Drilling (Cyprus) Limited (6)	Cyprus
Noble Downhole Technology Ltd. (6)	Cayman Islands
Noble Holding (U.S.) Corporation (7)	Delaware
Noble Drilling Holding GmbH (8)	Switzerland
Noble Holding International LLC (9)	Delaware
Noble Holding International SCA (10)	Luxembourg
Noble Drilling (Deutschland) GmbH (11)	Germany
Noble Technology (Canada) Ltd. (11)	Alberta, Canada
Noble Engineering & Development de Venezuela C.A. (11)	Venezuela
Maurer Technology Incorporated (12)	Delaware
Noble Drilling Corporation (12)	Delaware
Noble Brasil Investimentos E Participacoes Ltda. (13)	Brazil
WELLDONE Engineering GmbH (14)	Germany
Triton Engineering Services Company (15)	Delaware
Noble Drilling International Inc. (15)	Delaware
Noble Drilling Services Inc. (15)	Delaware
Noble Drilling (U.S.) LLC (15)	Delaware
Noble Drilling Services 2 LLC (15)	Delaware
Noble Drilling Services 3 LLC (15)	Delaware
Noble Holding International Limited (16)	Cayman Islands
Triton International, Inc. (17)	Delaware
Triton Engineering Services Company, S.A. (17)	Venezuela
Noble Drilling (Canada) Ltd. (18)	Alberta, Canada
Noble Drilling International (Cayman) Ltd. (19)	Cayman Islands
Noble John Sandifer LLC (20)	Delaware
Noble Drilling Exploration Company (20)	Delaware
Noble (Gulf of Mexico) Inc. (20)	Delaware
Noble Drilling (Jim Thompson) LLC (20)	Delaware
Noble Johnnie Hoffman LLC (20)	Delaware
Noble Drilling Americas LLC (21)	Delaware
Noble Drilling Holding LLC (21)	Delaware
Noble International Services LLC (21)	Delaware
Noble North Africa Limited (21)	Cayman Islands
Noble Drilling Services 6 LLC (21)	Delaware
Triton International de Mexico S.A. de C.V. (22)	Mexico
Bawden Drilling Inc. (23)	Delaware
Bawden Drilling International Ltd. (23)	Bermuda
Noble International Limited (24)	Cayman Islands
International Directional Services Ltd. (24)	Bermuda
Noble Enterprises Limited (24)	Cayman Islands
Noble Mexico Services Limited (24)	Cayman Islands
Noble-Neddrill International Limited (24)	Cayman Islands
Noble Asset Company Limited (24)	Cayman Islands
Noble Asset (U.K.) Limited (24)	Cayman Islands
Noble Drilling (Nigeria) Ltd. (24)	Nigeria
Noble Drilling (Paul Wolff) Ltd. (24)	Cayman Islands
Noble do Brasil Ltda. (25)	Brazil
Noble Mexico Limited (24)	Cayman Islands
Noble International Finance Company (24)	Cayman Islands
Noble Drilling (TVL) Ltd. (24)	Cayman Islands
Noble Drilling (Carmen) Limited (24)	Cayman Islands
Noble Gene Rosser Limited (24)	Cayman Islands

SUBSIDIARY NAME	INCORPORATED OR ORGANIZED IN:
Noble Campeche Limited (24)	Cayman Islands
Noble Offshore Mexico Limited (24)	Cayman Islands
Noble Offshore Contracting Limited (24)	Cayman Islands
Noble Dave Beard Limited (24)	Cayman Islands
Sedco Dubai LLC (26)	Dubai, UAE
Noble (Middle East) Limited (24)	Cayman Islands
Noble Drilling Holdings (Cyprus) Limited (24)	Cyprus
Noble Earl Frederickson LLC (27)	Delaware
Noble Bill Jennings LLC (27)	Delaware
Noble Leonard Jones LLC (27)	Delaware
Noble Asset Mexico LLC (27)	Delaware
Noble Drilling Services 7 LLC (27)	Delaware
Noble Drilling Leasing S.à r.l (27)	Luxembourg
Resolute Insurance Group Ltd. (28)	Bermuda
Noble Drilling Arabia Limited (29)	Saudi Arabia
Noble Drilling de Venezuela C.A. (30)	Venezuela
Noble Offshore de Venezuela C.A. (30)	Venezuela
Noble Drilling International Services Pte. Ltd. (31)	Singapore
Noble Drilling (Malaysia) Sdn. Bhd. (31)	Malaysia
Noble Drilling International Ltd. (31)	Bermuda
TSIA International (Antilles) N.V. (32)	The Netherland Antilles
Arktik Drilling Limited, Inc. (33)	Bahamas
Noble Rochford Drilling (North Sea) Ltd. (32)	Cayman Islands
Noble Drilling Asset (M.E.) Ltd. (32)	Cayman Islands
Noble Management Services S. de R.L. de C.V. (34)	Mexico
Noble Drilling (N.S.) Limited (35)	Scotland
Noble Drilling (Denmark) ApS (35)	Denmark
Noble Contracting GmbH (35)	Switzerland
Noble Holding Europe S.à r.l (35)	Luxembourg
Noble Leasing (Switzerland) GmbH (35)	Switzerland
Noble Leasing II (Switzerland) GmbH (35)	Switzerland
Noble Carl Norberg S.à r.l (36)	Luxembourg
Noble Operating (M.E.) Ltd. (37)	Cayman Islands
Noble Drilling (Land Support) Limited (38)	Scotland
Noble Drilling (Nederland) B.V. (39)	The Netherlands
Noble Drilling Norway AS (40)	Norway
Noble Leasing III (Switzerland) GmbH (41)	Switzerland

1	100% owned by Noble Corporation

2	100% owned by Noble Services (Switzerland) LLC

3	100% owned by Noble Corporation (Cayman)

4	100% owned by Noble NDC Holding (Cyprus) Limited

5	Partnerhsip owned equally by Noble Holding International (Luxembourg NHIL) S.à r.l, Noble Holding International (Luxembourg) S.à r.l and Noble Drilling Corporation

6	100% owned by Noble Holding International (Luxembourg) S.à r.l

7	42.44% owned by Noble Drilling (Luxembourg) S.à r.l, 57.56% owned by Noble Drilling International (Cayman) Ltd.

8	100% owned by Noble Drilling (Luxembourg) S.à r.l

9	100% owned by Noble Holding SCS

10	99.9% owned by Noble Holding SCS, 0.1% owned by Noble Holding International LLC

11	100% owned by Noble Downhole Technology Ltd.

12	100% owned by Noble Holding (U.S.) Corporation

13	99% owned by Noble Drilling Holding GmbH, 1% owned by Noble Drilling Holding LLC

14	100% owned by Noble Drilling (Deutschland) GmbH

15	100% owned by Noble Drilling Corporation

16	100% owned by Noble Holding International SCA

17	100% owned by Triton Engineering Services Company

18	100% owned by Noble Drilling International Inc.

19	95% owned by Noble Drilling International Inc., 5% owned by Noble Drilling (U.S.) LLC

20	100% owned by Noble Drilling (U.S.) LLC

21	100% owned by Noble Holding International Limited

22	100% owned by Triton International, Inc.

23	100% owned by Noble Drilling (Canada) Ltd.

24	99.5% owned by Noble Drilling Holding LLC, 0.5% owned by Noble Operating (M.E.) Ltd.

25	99% owned by Noble Drilling Holding LLC, 1% owned by Noble Asset Company Limited

26	Joint venture (owned 49% by Noble Drilling Holding LLC)

27	100% owned by Noble Drilling Services 6 LLC

28	100% owned by Bawden Drilling International Ltd.

29	50% owned by Noble International Limited

30	100% owned by Noble International Limited

31	100% owned by Noble Enterprises Limited (70% in the case of Noble Drilling (Malaysia) Sdn. Bhd.)

32	100% owned by Noble Asset Company Limited

33	Joint venture (owned 82% by Noble Asset Company Limited)

34	99% owned by Noble Offshore Contracting Limited, 1% owned by Noble Drilling (Carmen) Limited

35	100% owned by Noble Drilling Holdings (Cyprus) Limited

36	100% owned by Noble Drilling Leasing S.à r.l

37	100% owned by Noble Drilling Asset (M.E.) Ltd.

38	100% owned by Noble Drilling (N.S.) Limited

39	100% owned by Noble Drilling (Denmark) ApS

40	100% owned by Noble Holding Europe S.à r.l

41	99% owned by Noble Carl Norberg S.à r.l, 1% owed by Noble Leasing II (Switzerland) GmbH